CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

TBW Mortgage-Backed Pass-Through Certificates, Series 2006-1

PURCHASE AGREEMENT

New York, New York

March 29, 2006

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York  10010-3629

Ladies and Gentlemen:

Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), proposes to sell to you (the “Purchaser”) the Credit Suisse Securities (USA) LLC, TBW Mortgage-Backed Pass-Through Certificates, Series 2006-1, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (the “Privately Offered Certificates”).  The Privately Offered Certificates are to be issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of March 1, 2006, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Taylor, Bean & Whitaker Mortgage Corp., as servicer, Wells Fargo Bank, N.A., as master servicer and as trust administrator and U.S. Bank National Association, as trustee.  The Privately Offered Certificates, together with the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 5-A-1, Class 5-A-2, Class 6-A-1, Class 7-A-1, Class A-X, Class D-X, Class A-P, Class D-P, Class C-B-1, Class C-B-2, Class C-B-3 and Class AR Certificates (together with the Privately Offered Certificates, the “Certificates”) also issued pursuant to the Pooling and Servicing Agreement, will evidence beneficial ownership interests in the Trust Estate (as defined in the Pooling and Servicing Agreement) consisting primarily of conventional, one- to four-family residential mortgage loans (the “Mortgage Loans”).  One or more elections will be made to treat the assets of the Trust Estate as a real estate mortgage investment conduit (“REMIC”) for federal income tax purposes.

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

SECTION 1.  Representations and Warranties of the Depositor.  The Depositor represents and warrants to, and agrees with, the Purchaser as follows:

(a)

The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as presently conducted and as proposed to be conducted, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Depositor, and is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business;

(b)

As of the Closing Date, the Privately Offered Certificates will be duly and validly authorized and, when such Privately Offered Certificates are duly and validly executed and authenticated by the Trustee and issued and delivered in accordance with the Pooling and Servicing Agreement and delivered and paid for as provided herein, will be validly issued and outstanding and entitled to the benefits and security afforded by the Pooling and Servicing Agreement;

(c)

The execution and delivery by the Depositor of this Agreement, the Pooling and Servicing Agreement and the Privately Offered Certificates are within the corporate power of the Depositor and have been, or will have been, duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery by the Depositor of such instruments, nor the consummation by the Depositor of the transactions herein or therein contemplated, nor the compliance by the Depositor with the provisions hereof or thereof, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Depositor, (ii) conflict with any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, (iii) conflict with any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

(d)

This Agreement has been duly authorized, executed and delivered by the Depositor;

(e)

As of  the date hereof, the Pooling and Servicing Agreement will constitute a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors’ rights generally from time to time in effect, and to general principles of equity;

(f)

All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official (except with respect to the state securities or Blue Sky laws of various jurisdictions), required in connection with the valid and proper authorization, issuance and sale of the Privately Offered Certificates pursuant to this Agreement and the Pooling and Servicing Agreement, has been or will be taken or obtained on or prior to the applicable Closing Date;

(g)

The Depositor has not offered or sold or solicited any offer to buy, and will not offer or sell or solicit any offer to buy, directly or indirectly, any Privately Offered Certificates or any other security in any manner that would render the issuance and sale of such Privately Offered Certificates under this Agreement, or the reoffer and resale of such Privately Offered Certificates as contemplated by Section 3 hereof, a violation of the Securities Act of 1933, as amended (the “Act”);

(h)

The offer or sale of the Privately Offered Certificates to the Purchaser in the manner contemplated herein is exempt from registration under the Act; and the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended;

(i)

The Trust is not an investment company subject to registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and is not under the control of an investment company;

(j)

At the Closing Date, the representations and warranties made by the Depositor in the Pooling and Servicing Agreement will be true and correct;

(k)

At the time of the execution and delivery of the Pooling and Servicing Agreement, the Depositor will be the beneficial owner of the Mortgage Loans being transferred to the Trustee pursuant to the Pooling and Servicing Agreement, free and clear of any lien or other encumbrance, and will not have assigned to any person any of its right, title or interest in such Mortgage Loans or in such Pooling and Servicing Agreement or the Certificates being issued pursuant thereto;

(l)

At the time of the execution and delivery of the Pooling and Servicing Agreement, the Depositor will have the power and authority to transfer the Mortgage Loans to the Trustee and to transfer the Privately Offered Certificates to the Purchaser and, upon execution and delivery to the Trustee of the Pooling and Servicing Agreement and delivery to the Purchaser of the Privately Offered Certificates, the Mortgage Loans will have been duly and validly assigned to the Trustee in accordance with the terms of the Pooling and Servicing Agreement;

(m)

Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Pooling and Servicing Agreement and the Certificates have been or will be paid at or prior to the Closing Date;

(n)

At the Closing Date, the Privately Offered Certificates shall have received the rating or ratings specified on Schedule I hereto; and

(o)

The Privately Offered Certificates and the Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Private Placement Memorandum (as defined below).

SECTION 2.  Sale and Delivery to the Purchaser; Closing.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Depositor agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Depositor, the Privately Offered Certificates at the purchase price set forth in Schedule I hereto (the “Purchase Price”).

Delivery of and payment for the Privately Offered Certificates will be made at the office of Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010, at such time as shall be on Schedule I hereto, or at such other time thereafter as the Purchaser and the Depositor shall agree upon, each such time being herein referred to as a “Closing Date.”  Delivery of such Privately Offered Certificates shall be made by the Depositor to the Purchaser against payment of the Purchase Price in immediately available funds wired to such bank as may be designated by the Depositor, or paid by such other manner as may be agreed upon by the Depositor and the Purchaser.

The parties hereto agree that settlement for all securities sold pursuant to this Agreement shall take place on the terms set forth herein as permitted under Rule 15c6-1(d) under the Exchange Act.

SECTION 3.  Resale of Privately Offered Certificates.  The Purchaser understands that the Privately Offered Certificates have not been registered under the Act in reliance upon the exemption provided in Section 4(2) of the Act, and it agrees that it will not sell or otherwise transfer any of the Privately Offered Certificates except upon compliance with the provisions of this Agreement and the Pooling and Servicing Agreement.  The Purchaser represents and warrants that it will make sales of the Privately Offered Certificates to (i) provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, institutional purchasers that, based on a Transferee Letter in the form attached as Exhibit O-1 to the Pooling and Servicing Agreement, the Purchaser reasonably believes are accredited institutional investors as provided by Rule 501 of the rules and regulations promulgated under the Act, or (ii) institutional purchasers that, based on a Transferee Letter in the form attached as Exhibit O-2 to the Pooling and Servicing Agreement, the Purchaser reasonably believes are “qualified institutional buyers” as provided by Rule 144A of the rules and regulations promulgated under the Act.

Prior to the resale by the Purchaser of any Privately Offered Certificates, the Depositor will provide the Purchaser with a private placement memorandum (together with any exhibits or supplements thereto, the “Private Placement Memorandum”), for purposes of resales of the Privately Offered Certificates to qualified institutional buyers and/or a limited number of institutional investors in transactions not involving a public offering. The Purchaser shall review and provide comments on the Private Placement Memorandum to the Depositor without unreasonable delay.  The Depositor shall reflect the Purchaser’s comments in the Private Placement Memorandum and shall furnish revisions to the Purchaser for approval.  Upon the Purchaser’s approval of the final Private Placement Memorandum and prior to the delivery of the Private Placement Memorandum to a investor, the Depositor shall execute and deliver to the Purchaser, and the Purchaser shall execute and deliver to the Depositor, a Cross Indemnity Agreement in substantially the form attached hereto as Exhibit A.

The Private Placement Memorandum shall contain, among other things, information concerning the Pooling and Servicing Agreement, the Mortgage Loans and the Certificates.  Upon the completion but prior to any distribution of the Private Placement Memorandum, the Depositor shall deliver to the Purchaser, at the Depositor’s sole expense, a letter from Deloitte and Touche LLP, dated on or prior to the date of the Private Placement Memorandum and satisfactory in form and substance to the Depositor and the Purchaser to the effect that (A) any decrement tables, yield tables and any related statistical data relating to the Privately Offered Certificates or the Mortgage Loans contained in or incorporated by reference in the Private Placement Memorandum are accurate based upon the modeling assumptions set forth therein, and (B) covering such other matters relating to the Private Placement Memorandum as the Purchaser or the Depositor may reasonably request.

As of the date thereof, the Private Placement Memorandum will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the Depositor makes no representations or warranties as to the information contained in or omitted from the Private Placement Memorandum (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Purchaser specifically for use in the preparation thereof.  The Depositor authorizes the Purchaser to deliver to investors purchasing from the Purchaser copies of the Pooling and Servicing Agreement, the Private Placement Memorandum, and any information required to be delivered to prospective transferees in accordance with Rule 144A (“Rule 144A Information”).

If, at any time prior to the Purchaser reselling all of the Privately Offered Certificates, any event involving the Depositor, the Trustee or the Mortgage Loans shall occur as a result of which the Private Placement Memorandum (as then amended or supplemented) would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Depositor shall promptly notify the Purchaser and prepare and furnish to the Purchaser an amendment or supplement to the Private Placement Memorandum reasonably satisfactory to the Purchaser that will correct such statement or omission. Notwithstanding the foregoing, the Depositor will not be required to prepare any amendments or supplements to the Private Placement Memorandum to reflect any reductions in the principal balances of the Privately Offered Certificates occurring subsequent to the date on which the Private Placement Memorandum is created (or any information based on such reduced principal balances, including any hypothetical payment scenarios), nor will the Depositor be required to reflect any such reductions or information in any amendment or supplement to the Private Placement Memorandum.

SECTION 4.  Representations, Warranties and Covenants of the Purchaser.  The Purchaser represents and warrants to, and agrees with, the Depositor that:

(a)

The Purchaser is duly authorized to enter into and has duly executed and delivered this Agreement.

(b)

The Purchaser understands that the Privately Offered Certificates have not been registered or qualified under the Act, or the securities laws of any state and, therefore, cannot be resold unless they are registered or qualified thereunder or unless an exemption from registration or qualification is available.

(c)

The Purchaser is acquiring the Privately Offered Certificates for its own account and not with a view to the public offering thereof in violation of the Act (subject, nevertheless, to the understanding that disposition of the Purchaser’s property shall at all times be and remain within the Purchaser’s control).

(d)

The Purchaser is a sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Privately Offered Certificates, and is an “accredited investor” within the meaning of Rule 501(a) promulgated under the Act.

(e)

The Purchaser shall not solicit any offer to buy or to sell, or offer to sell any of the Privately Offered Certificates to any investor unless the Purchaser has provided to such prospective investor a copy of the Private Placement Memorandum.

(f)

Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from, or otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, which would constitute a distribution of the Privately Offered Certificates under the Act or which would require registration pursuant to the Act nor will the Purchaser act, nor has it authorized or will authorize any person to act, in such manner with respect to any Certificate.  The Purchaser will not sell or otherwise transfer any of the Privately Offered Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

SECTION 5.  Agreements.  The Depositor agrees with the Purchaser that:

(a)

The Depositor will (i) furnish the Purchaser with copies of the Private Placement Memorandum for a particular offering of Privately Offered Certificates in such quantities as the Purchaser may from time to time reasonably request, and (ii) if prior to the completion of the resale of such Privately Offered Certificates by the Purchaser (but not to exceed six months from the date of the Private Placement Memorandum) any event shall have occurred as a result of which such Private Placement Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Private Placement Memorandum is delivered, not misleading, notify the Purchaser and upon request of the Purchaser to prepare and furnish without charge to the Purchaser an amended Private Placement Memorandum or a supplement to such Private Placement Memorandum which will correct such statement or omission.

(b)

The Depositor will furnish such information, execute such instruments and take such actions as may be reasonably requested by the Purchaser to qualify the Privately Offered Certificates for sale under the laws of such jurisdictions as the Purchaser may designate and to determine the legality of such Privately Offered Certificates for purchase by institutional investors; provided, however, that the Depositor shall not be required to qualify to do business in any jurisdiction where it is not qualified on the date hereof or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is not now subject to such service of process.

(c)

So long as the Privately Offered Certificates are outstanding, the Depositor will furnish to the Purchaser (i) copies of the annual independent public accountants’ servicing report furnished to the Trustee pursuant to the Pooling and Servicing Agreement, and (ii) in connection with any transfer made pursuant to Rule 144A under the Act, any Rule 144A Information.

SECTION 6.  Payment of Expenses.  The Depositor will pay all costs and expenses incident to the performance of its obligations under this Agreement including, without limitation, those related to: (i) the printing or other reproduction and delivery to the Purchaser, in such quantities as the Purchaser may reasonably request, of copies of this agreement, (ii) the preparation, printing, registration, issuance and delivery of the Privately Offered Certificates to the Purchaser, (iii) the fees and disbursements of the Depositor’s accountants and counsel, if any, rendering a closing opinion, (iv) the fees and expenses of Purchaser’s counsel, (v) the preparation, reproduction and delivery to the Purchaser in such quantities as the Purchaser may reasonably request, of copies of the Private Placement Memorandum and all amendments and supplements thereto, and (vi) the reproduction and delivery to the Purchaser, in such quantities as the Purchaser may reasonably request, of copies of the Pooling and Servicing Agreement.

SECTION 7.  Conditions to Purchaser’s Obligations.  The obligations of the Purchaser hereunder are subject to the accuracy at and as of the Closing Date of the representations and warranties of the Depositor herein contained, to the accuracy at and as of the Closing Date of the statements of officers of the Depositor made pursuant hereto, to the performance by the Depositor of its obligations hereunder and to compliance at and as of the Closing Date by the Depositor with its covenants and agreements herein contained including the following:

(a)

McKee Nelson llp, counsel for the Depositor (“McKee Nelson”), shall have furnished to the Purchaser an opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Privately Offered Certificates and such other related matters as the Purchaser may reasonably require, in form and substance satisfactory to the Purchaser.  As of the date of the Private Placement Memorandum, McKee Nelson shall furnish to the Purchaser such opinions regarding the Private Placement Memorandum as the Purchaser may reasonably require.

(b)

The Purchaser shall have received from McKee Nelson, counsel for the Purchaser, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Privately Offered Certificates and such other related matters, including federal income tax matters, as the Purchaser may reasonably require, and the Depositor shall have furnished to such counsel such documents as the Purchaser may reasonably request for the purpose of enabling them to pass upon such matters.

(c)

The Depositor shall have furnished to the Purchaser a certificate of the Depositor, signed by the President or any Vice President and the Senior Vice President-Finance or the principal financial or accounting officer of the Depositor, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the this Agreement, and that the representations and warranties of the Depositor in this Agreement are true and correct in all material respects on and as of the Closing Date, and the Depositor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

(d)

Counsel for the Trustee, shall have furnished to the Purchaser an opinion, dated the related Closing Date, in form and substance satisfactory to the Purchaser.

(e)

Deloitte and Touche LLP shall have furnished to the Purchaser a letter or letters, in form and substance satisfactory to the Purchaser, stating in effect that they have performed certain specified procedures as a result of which they have determined that such information as the Purchaser may reasonably request of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Depositor) set forth in, or included in an exhibit to, the Private Placement Memorandum or any related materials or documents agrees with the accounting records of the Depositor, excluding any questions of legal interpretation.

(f)

The Privately Offered Certificates shall have received the ratings specified on Schedule I hereto.

(g)

Prior to the Closing Date, the Depositor shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions, letters and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects satisfactory in form and substance to the Purchaser and its counsel, this Agreement and all obligations of the Purchaser hereunder may be canceled at, or at any time prior to, the Closing Date by the Purchaser.  Notice of such cancellation shall be given to the Depositor in writing, or by telephone or telegraph confirmed in writing.

SECTION 8.  [Reserved]

SECTION 9.  Representations, Warranties, Covenants and Indemnities to Survive Delivery.  All representations, warranties, covenants and indemnities contained in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Purchaser or controlling Person, or by or on behalf of the Depositor, and shall survive delivery of any Privately Offered Certificates to the Purchaser or termination or cancellation of this Agreement.

SECTION 10.  Notices.   All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of written telecommunication.  Notices to the Purchaser shall be directed at the address set forth on the first page hereof.  Notices to the Depositor shall be directed to it at Eleven Madison Avenue, New York, New York 10010 Attention:  President.

SECTION 11.  Parties.  This Agreement shall inure to the benefit of and be binding upon the Purchaser, the Depositor, and the controlling persons referred to in Section 8 hereof and their respective successors.

SECTION 12.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

* * * * * * *

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Depositor and the Purchaser in accordance with its terms.

Very truly yours,

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By:   /s/ Kevin Steele

Name: Kevin Steele

Title: Vice President

The foregoing Agreement is

hereby confirmed and accepted as

of the date first above written:

CREDIT SUISSE SECURITIES (USA) LLC

By:

  /s/ Peter J. Sack

Name: Peter J. Sack

Title: Director

SCHEDULE I

Title, Purchase Price and Description of Certificates:

Credit Suisse First Boston Mortgage Securities Corp., TBW Mortgage-Backed Pass-Through Certificates, Series 2006-1

Initial Aggregate Scheduled Principal Balance of the Mortgage Loans: $375,535,682.

Closing Date:  March 30, 2006 at the offices of McKee Nelson LLP, 1919 M Street NW, Suite 800, Washington, District of Columbia, 20036 at 10:00 a.m.

Designation	Initial Aggregate Certificate Principal Balance	Initial Certificate Rating from S&P/ /Fitch
1-A-1	$109,198,000	AAA/AAA
1-A-2	$ 12,136,900	AAA/AAA
1-A-3	$ 7,298,500	AAA/AAA
1-A-4	$ 13,337,000	AAA/AAA
1-A-5	$ 401,500	AAA/AAA
1-A-6	$ 1,000,000	AAA/AAA
1-A-7	$ 25,066,000	AAA/AAA
3-A-1	$ 80,554,500	AAA/AAA
3-A-2	$ 4,430,500	AAA/AAA
4-A-1	$ 33,224,000	AAA/AAA
5-A-1	$ 24,936,000	AAA/AAA
5-A-2	$ 1,372,000	AAA/AAA
6-A-1	$ 21,677,000	AAA/AAA
7-A-1	$ 19,526,000	AAA/AAA
A-X	Notional(1)	AAA/AAA
D-X	Notional(2)	AAA/AAA
A-P	$ 1,500,422	AAA/AAA
D-P	$ 2,975,357	AAA/AAA
C-B-1	$ 8,452,000	AA/NR
C-B-2	$ 3,192,000	A/NR
AR	$ 100	BBB/NR
C-B-4	$ 1,689,000	BB/NR
C-B-5	$ 1,126,000	B/NR
C-B-6	$ 940,903	NR/NR

(1)

Interest will accrue on the notional amount of the Class A-X Certificates, initially equal to approximately $6,260,139, calculated as described in “Description of the Certificates—Glossary of Terms” in the prospectus supplement.  These certificates will not receive any distributions of principal.

(2)

Interest will accrue on the notional amount of the Class D-X Certificates, initially equal to approximately $7,159,854, calculated as described in “Description of the Certificates—Glossary of Terms” in the prospectus supplement.  These certificates will not receive any distributions of principal.

EXHIBIT A

FORM OF CROSS INDEMNITY AGREEMENT

THIS CROSS INDEMNITY AGREEMENT (the “Agreement”), dated as of March 30, 2006, by and between Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) having an address at 11 Madison Avenue, New York, NY  10010 and Credit Suisse Securities (USA) LLC, having an address at 11 Madison Avenue, New York, NY  10010 (the “Purchaser”).

Reference is made to the Private Placement Memorandum dated March 30, 2006 relating to the Depositor’s Mortgage-Backed Pass-Through Certificates, Series 2006-1, C-B-4, C-B-5 and C-B-6 Certificates (the “Private Placement Memorandum”).  Capitalized terms used but not defined herein shall have the meanings assigned to them in the purchase agreement, dated as of March 30, 2006, by and between the Depositor and the Purchaser.

Section 1.

Indemnification and Contribution.

(a)

The Depositor will indemnify and hold harmless the Purchaser and each Person, if any, who controls the Purchaser within the meaning of the Act, against any losses, claims, damages or liabilities to which such Purchaser or such controlling Person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or any material fact contained in the Private Placement Memorandum, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Purchaser and each such controlling person for any legal or other expenses reasonably incurred by such Purchaser and each such controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement in or omission or alleged omission made in any such document in reliance upon and in conformity with written information furnished to the Depositor by the Purchaser specifically for use therein as set forth in Schedule I hereto (the “Purchaser Information”).  This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

(b)

The Purchaser will indemnify and hold harmless the Depositor, each of its directors, and each person, if any, who controls the Depositor within the meaning of the Act against any losses, claims, damages or liabilities to which the Depositor or any such director, officer, or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Private Placement Memorandum, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Purchaser Information specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.  This indemnity agreement will be in addition to any liability that such Purchaser may otherwise have.

(c)

Promptly after receipt by an indemnified party under this Section 1 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 1, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than in this Section.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may, jointly with any other indemnifying party similarly notified, elect to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 1 for any legal or other expenses subsequently incurred by such indemnified party in connection with defense thereof other than reasonable costs of investigation.

(d)

In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 1 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Depositor, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Depositor and the Purchaser in such proportions that the Purchaser is responsible for that portion represented by the percentage that the discount or discounts or commission received by the Purchaser bears to the initial offering price or prices and the Depositor shall be responsible for the balance; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 1, each Person, if any, who controls the Purchaser within the meaning of Section 15 of the Act shall have the same rights to contribution as the Purchaser and each director of the Depositor, and each officer of the Depositor within the meaning of Section 15 of the Act shall have the same rights to contribution as the Depositor.

Section 2.

Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.

Miscellaneous. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party whom enforcement of the change, waiver, discharge or termination is sought.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By:   /s/ Kevin Steele

Name: Kevin Steele

Title: Vice President

CREDIT SUISSE SECURITIES (USA) LLC

By:

  /s/ Peter J. Sack

Name: Peter J. Sack

Title: Director